UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest	Commission File Number 000-26076
event reported) June 2, 2011

SINCLAIR BROADCAST GROUP, INC.

(Exact name of registrant)

Maryland	52-1494660
(State of organization)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road

Hunt Valley, MD 21030

(Address of principal executive offices and zip code)

(410) 568-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SINCLAIR BROADCAST GROUP, INC.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of the Company was held on June 2, 2011.  At the meeting, four items, as set forth in the Proxy Statement, were submitted to the shareholders for a vote.

Proposal 1: Election of Directors

In response to Proposal 1, the shareholders elected all persons nominated for directors as set forth in the Proxy Statement, for a term expiring at the next annual shareholders meeting in 2012 or until their respective successors have been elected and qualified.  The table below sets forth the results of the voting for nominated directors:

Election of Directors	For	Against or Withheld	Broker Non-Votes
David D. Smith	306,439,123	13,214,070	14,433,362
Frederick G. Smith	306,154,667	13,498,526	14,433,362
J. Duncan Smith	306,155,514	13,497,679	14,433,362
Robert E. Smith	306,145,781	13,507,412	14,433,362
Basil A. Thomas	300,715,335	18,937,858	14,433,362
Lawrence E. McCanna	316,802,679	2,850,514	14,433,362
Daniel C. Keith	309,643,254	10,009,939	14,433,362
Martin R. Leader	316,904,406	2,748,787	14,433,362

There were no abstentions with respect to Proposal 1.

Proposal 2: Ratification of Independent Registered Public Accounting Firm

In response to Proposal 2, the shareholders ratified the appointment of PricewaterhouseCoopers, LLP as the Company’s independent auditors for the fiscal year ended December 31, 2011.  The table below sets forth the results of the voting for the ratification of PricewaterhouseCoopers, LLP:

For	Against	Abstain
331,681,740	2,343,839	60,976

There were no broker non-votes with respect to Proposal 2.

Proposal 3: A Non-Binding Advisory Vote on Our Executive Compensation

In response to Proposal 3, the shareholders approved by a non-binding advisory vote our executive compensation.  The table below sets forth the results of the voting for our executive compensation:

For	Against	Abstain	Broker Non-Votes
316,102,960	2,631,368	918,865	14,433,362

Proposal 4: A Non-Binding Advisory Vote on the Frequency of Advisory Votes on our Executive Compensation

In response to Proposal 4, the shareholders approved by a non-binding advisory vote a triennial advisory vote on our executive compensation.  The table below sets forth the results of the voting for the frequency vote on our executive compensation:

3 Years	2 Years	1 Year	Abstain	Broker Non- Votes
288,235,718	212,181	22,654,824	8,550,470	14,433,362

The Board of Directors have considered the outcome of this vote and determined to implement a triennial advisory vote on the compensation of the Company’s named executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINCLAIR BROADCAST GROUP, INC.

	By:	/s/ David R. Bochenek
	Name:	David R. Bochenek
	Title:	Vice President / Chief Accounting Officer

Dated: June 3, 2011